UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2014

Tyson Foods, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State of incorporation or organization)

001-14704
(Commission File Number)

71-0225165
(IRS Employer Identification No.)

2200 Don Tyson Parkway, Springdale, AR 72762-6999
(479) 290-4000
(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information required by this item is included in Item 8.01 and incorporated by reference herein.

Item 8.01. Other Events.

During the second quarter of fiscal 2014, Tyson Foods, Inc. (“Company”), began reporting its International operation as a separate reportable segment as a result of changes to its internal financial reporting to align with previously announced executive leadership changes. The International segment, which was previously included in our Chicken segment, includes the Company’s foreign operations primarily related to raising and processing live chickens into fresh, frozen and value-added chicken products in Brazil, China, India and Mexico.

The Company is filing this Current Report on Form 8-K (this “Current Report”) to update previously filed historical unaudited financial statements to reflect the change in reported segments. Accordingly, this Current Report contains  restated historical Unaudited Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the fiscal quarter ended December 28, 2013. Such information relates to Items 1 and 2 of Part I of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 28, 2013.  The Company’s net income for each of the fiscal quarters in the period ended December 28, 2013 (the "2014 Q'1 10-Q") was not impacted by the change in reported segments.

The Company has not otherwise updated its financial information or business discussion for activities or events occurring after the date this information was presented in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 28, 2013. The outlook, which is included in Part I, Item 2, has not been updated and does not account for the change in reportable segments. You should read this Current Report on Form 8-K in conjunction with the portions of the Company's 2014 Q'1 10-Q that are not specifically revised in Exhibit 99.1, the most recent Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2014, any amendments thereto for updated information and for an updated outlook.

Unaffected items of the Company’s 2014 Q'1 10-Q have not been repeated in, and are not amended or modified by, this Current Report.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.     Description

99.1        For the fiscal quarter ended December 28, 2013
Part I Item 1: Financial Statements (Unaudited)
Part I Item 2: Management's Discussion and Analysis of Financial Condition and Results of Operations

101
The following financial information from our Quarterly Report on Form 10-Q for the quarter ended December, 28, 2013, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Condensed Statements of Income, (ii) Consolidated Condensed Statements of Comprehensive Income, (iii) Consolidated Condensed Balance Sheets, (iv) Consolidated Condensed Statements of Cash Flows, and (v) the Notes to Consolidated Condensed Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TYSON FOODS, INC.
Date: July 28, 2014

By:	/s/ Dennis Leatherby
Name:	Dennis Leatherby
Title:	Executive Vice President and Chief Financial Officer